UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2004

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in charter)

PENNSYLVANIA	1-13045	23-2588479

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

745 Atlantic Avenue, Boston, Massachusetts		02111

(Address of principal executive offices)		(Zip Code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On October 12, 2004, the Company issued a press release announcing that it had entered into a definitive agreement to acquire all the outstanding capital stock of Connected Corporation for total cash consideration of approximately $117 million. For more information see the Company’s press release, dated October 12, 2004, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release of Iron Mountain Incorporated dated October 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant)
Date: October 18, 2004	By: /s/ Jean A. Bua Name: Jean A. Bua Title: Vice President and Corporate Controller